                                                                    Exhibit (16)
                      EQUITY INCOME FUND - CLASS A SHARES
        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1996


Formula                                                                 P(1+T)n     =    ERV

Including Payment of the Sales Charge
Net Asset Value                                                           $6.74
Initial Investment                                                    $1,000.00     =    P
Ending Redeemable Value                                               $1,089.88     =    ERV
One year period ended 12/31/96                                                1     =    n

TOTAL RETURN FOR THE PERIOD                                               8.99%     =    T


Excluding Payment of the Sales Charge
Net Asset Value                                                           $6.74
Initial Investment                                                    $1,000.00     =    P
Ending Redeemable Value                                               $1,155.53     =    ERV
One year period ended 12/31/96                                                1     =    n

TOTAL RETURN FOR THE PERIOD                                              15.55%     =    T

                      EQUITY INCOME FUND - CLASS A SHARES
       TOTAL RETURN CALCULATION FIVE YEAR PERIOD ENDED DECEMBER 31, 1996


Formula                                                                 P(1+T)n     =    ERV

Including Payment of the Sales Charge
Net Asset Value                                                           $6.74
Initial Investment                                                    $1,000.00     =    P
Ending Redeemable Value                                               $1,819.31     =    ERV
One year period ended 12/31/96                                                5     =    n

TOTAL RETURN FOR THE PERIOD                                              12.72%     =    T


Excluding Payment of the Sales Charge
Net Asset Value                                                           $6.74
Initial Investment                                                    $1,000.00     =    P
Ending Redeemable Value                                               $1,928.55     =    ERV
One year period ended 12/31/96                                                5     =    n

TOTAL RETURN FOR THE PERIOD                                              14.04%     =    T


                      EQUITY INCOME FUND - CLASS A SHARES
        TOTAL RETURN CALCULATION TEN YEAR PERIOD ENDED DECEMBER 31, 1996


Formula                                                                 P(1+T)n     =    ERV

Including Payment of the Sales Charge
Net Asset Value                                                           $6.74
Initial Investment                                                    $1,000.00     =    P
Ending Redeemable Value                                               $3,065.66     =    ERV
One year period ended 12/31/96                                               10     =    n

TOTAL RETURN FOR THE PERIOD                                              11.85%     =    T


Excluding Payment of the Sales Charge
Net Asset Value                                                           $6.74
Initial Investment                                                    $1,000.00     =    P
Ending Redeemable Value                                               $3,252.62     =    ERV
One year period ended 12/31/96                                               10     =    n

TOTAL RETURN FOR THE PERIOD                                              12.52%     =    T

          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1996


Formula                                                                 P(1+T)n     =    ERV

Including Payment of the Sales Charge
Net Asset Value                                                           $6.74
Initial Investment                                                    $1,000.00     =    P
Ending Redeemable Value                                              $44,486.06     =    ERV
Inception through 12/31/96                                                36.41     =    n

TOTAL RETURN FOR THE PERIOD                                               10.99%    =    T


Excluding Payment of the Sales Charge
Net Asset Value                                                           $6.74
Initial Investment                                                    $1,000.00     =    P
Ending Redeemable Value                                              $47,246.86     =    ERV
Inception through 12/31/96                                                36.41     =    n

TOTAL RETURN FOR THE PERIOD                                               11.17%    =    T

                      EQUITY INCOME FUND - CLASS A SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH DECEMBER 31, 1996


Formula                                      ERV - P
                                             -------
                                                 P                     =     T

Including Payment of the Sales Charge
Net Asset Value                                                      $6.74
Initial Investment                                               $1,000.00      =     P
Ending Redeemable Value                                         $44,486.06      =     ERV

TOTAL RETURN FOR THE PERIOD                                      4,348.61%      =     T


Excluding Payment of the Sales Charge
Net Asset Value                                                      $6.74
Initial Investment                                               $1,000.00      =     P
Ending Redeemable Value                                         $47,246.86      =     ERV

TOTAL RETURN FOR THE PERIOD                                      4,624.69%      =     T

                      EQUITY INCOME FUND - CLASS B SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1996

Formula                                                                 P(1+T)n     =    ERV

Including Payment of the CDSC
Net Asset Value                                                           $6.71
Initial Investment                                                    $1,000.00     =    P
Ending Redeemable Value                                               $1,095.61     =    ERV
One year period ended 12/31/96                                                1     =    n

TOTAL RETURN FOR THE PERIOD                                               9.56%     =    T


Excluding Payment of the CDSC
Net Asset Value                                                           $6.71
Initial Investment                                                     $1000.00     =    P
Ending Redeemable Value                                               $1,145.61     =    ERV
One year period ended 12/31/96                                                1     =    n

TOTAL RETURN FOR THE PERIOD                                              14.56%     =    T


          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1996

Formula                                                                 P(1+T)n     =    ERV


Including Payment of the CDSC
Net Asset Value                                                           $6.71
Initial Investment                                                    $1,000.00     =    P
Ending Redeemable Value                                               $1,824.51     =    ERV
Inception through 12/31/96                                                 4.67     =    n

TOTAL RETURN FOR THE PERIOD                                              13.74%     =    T


Excluding Payment of the CDSC
Net Asset Value                                                           $6.71
Initial Investment                                                    $1,000.00     =    P
Ending Redeemable Value                                               $1,839.51     =    ERV
Inception through 12/31/95  = (17 Mos.)                                    4.67     =    n

TOTAL RETURN FOR THE PERIOD                                              13.94%     =    T


                      EQUITY INCOME FUND - CLASS B SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH DECEMBER 31, 1996

Formula                                      ERV - P
                                             -------
                                                 P                     =     T

Including Payment of the CDSC
Net Asset Value                                                      $6.71
Initial Investment                                               $1,000.00      =     P
Ending Redeemable Value                                          $1,824.51      =     ERV

TOTAL RETURN FOR THE PERIOD                                         82.45%      =     T


Excluding Payment of the CDSC
Net Asset Value                                                      $6.71
Initial Investment                                               $1,000.00      =     P
Ending Redeemable Value                                          $1,839.51      =     ERV

TOTAL RETURN FOR THE PERIOD                                         83.95%      =     T


                      EQUITY INCOME FUND - CLASS C SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1996

Formula                                                                 P(1+T)n     =    ERV

Including Payment of the CDSC
Net Asset Value                                                           $6.71
Initial Investment                                                    $1,000.00     =    P
Ending Redeemable Value                                               $1,135.61     =    ERV
One year period ended 12/31/96                                                1     =    n

TOTAL RETURN FOR THE PERIOD                                              13.56%     =    T


Excluding Payment of the CDSC
Net Asset Value                                                           $6.71
Initial Investment                                                     $1000.00     =    P
Ending Redeemable Value                                               $1,145.61     =    ERV
One year period ended 12/31/96                                                1     =    n

TOTAL RETURN FOR THE PERIOD                                              14.56%     =    T


          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1996


Formula                                                                 P(1+T)n     =    ERV

Including Payment of the CDSC
Net Asset Value                                                           $6.71
Initial Investment                                                    $1,000.00     =    P
Ending Redeemable Value                                               $1,587.06     =    ERV
Inception through 12/31/96                                                 3.49     =    n

TOTAL RETURN FOR THE PERIOD                                              14.15%     =    T

Excluding Payment of the CDSC
Net Asset Value                                                           $6.71
Initial Investment                                                    $1,000.00     =    P
Ending Redeemable Value                                               $1,587.06     =    ERV
Inception through 12/31/96                                                 3.49     =    n

TOTAL RETURN FOR THE PERIOD                                              14.15%     =    T


                      EQUITY INCOME FUND - CLASS C SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH DECEMBER 31, 1996

Formula                                ERV - P
                                       -------
                                           P      =     T

Including Payment of the CDSC
Net Asset Value                                      $6.71
Initial Investment                               $1,000.00     =    P
Ending Redeemable Value                          $1,587.06     =    ERV

TOTAL RETURN FOR THE PERIOD                         58.71%     =    T

Excluding Payment of the CDSC
Net Asset Value                                      $6.71
Initial Investment                               $1,000.00     =    P
Ending Redeemable Value                          $1,587.06     =    ERV

TOTAL RETURN FOR THE PERIOD                         58.71%     =    T
